                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934.



       Date of report (Date of earliest event reported): February 1, 2000



                           Commission File No. 0-24833




                                FUTURELINK CORP.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                  Delaware                             95-4763404
--------------------------------------------------------------------------------
       (State or Other Jurisdiction of      (I.R.S. Employer Identification No.)
       Incorporation or Organization)


100, 6 Morgan, Irvine, California                                          92618
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (ZIP Code)


                                 (949) 837-8252
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On February 29, 2000, the Registrant completed its previously announced acquisition of privately-held MicroLAN Systems, Inc, (doing business as Madison Technology Group) as well as sister companies Madison Consulting Resources, Inc. and Madison Consulting Resources NJ, Inc., (collectively the "Madison Group"). Under the terms of this acquisition, the Registrant paid $6,500,000 in cash, $7,250,000 in short term notes and 1,975,170 shares of the Registrant's common stock issued at $22.15 per share for total consideration of $57.5 million. The Agreement and Plan of Reorganization and Merger dated February 1, 2000 (the "Acquisition Agreement") pursuant to which this acquisition was completed is attached as an exhibit hereto.

         Audited financial statements for each of the three companies comprising the Madison Group for the years ended December 31, 1999 and 1998 are attached to this Current Report on Form 8-K. The Registrant intends to file unaudited pro forma financial statements as at December 31, 1999 for the fiscal year then ended showing the impact of the acquisition of the Madison Group in a subsequent Current Report on Form 8-K or 8-K/A on or before April 30, 2000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

         Audited financial statements for each of MicroLAN Systems, Inc., Madison Consulting Resources Inc. and Madison Consulting Resources NJ, Inc. for the years (or for date of inception to period) ended December 31, 1998 and 1999 and as at December 31, 1999 are attached to this Current Report on Form 8-K.

(b)      PRO FORMA FINANCIAL STATEMENTS

         Unaudited pro forma financial statements showing the impact of the acquisition of the Madison Group based on results to December 31, 1999 are not yet available. The Registrant intends to file pro forma financial statements based on the fiscal year ended December 31, 1999 showing the impact of the Madison Group acquisition in a subsequent Report on Form 8-K or 8-K/A on or before April 30, 2000.

(c)      EXHIBITS:

         2.1 The Agreement and Plan of Reorganization and Merger by and among FutureLink Corp., FutureLink Delaware Acquisition Corp., MicroLAN Systems Inc., Madison Consulting Resources Inc., Madison Consulting Resources (NJ) Inc., Ira Silverman, Richard Silverman, Adam Silverman and Adam Fox dated February 1, 2000 (the "Acquisition Agreement"). Schedules not included.

         23.1 Consent of Joel E. Sammet & Co. Certified Public Accountants, auditors of MicroLAN Systems, Inc., Madison Consulting Resources Inc., and Madison Consulting Resources NJ, Inc.

         99.1     News Release of the Registrant dated March 1, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     FUTURELINK CORP.


     By: [signed: K. B. Scott]                         Date:  March 15, 2000
         -------------------------------------
         Kyle B.A. Scott, Corporate Secretary

                                  EXHIBIT INDEX


Exhibit No.                                  Description
----------                                   -----------


2.1 The Agreement and Plan of Reorganization and Merger by and among FutureLink Corp., FutureLink Delaware Acquisition Corp., MicroLAN
             Systems Inc., Madison Consulting Resources Inc., Madison Consulting
             Resources (NJ) Inc., Ira Silverman, Richard Silverman, Adam
             Silverman and Adam Fox dated February 1, 2000 (the "Acquisition
             Agreement"). Schedules not included.

23.1 Consent of Joel E. Sammet & Co. Certified Public Accountants, auditors of MicroLAN Systems Inc., Madison Consulting Resources
             Inc., and Madison Consulting Resources NJ, Inc.

99.1         News Release of the Registrant dated March 1, 2000.


                             MICROLAN SYSTEMS, INC.
                         "DBA" MADISON TECHNOLOGY GROUP
                           DECEMBER 31, 1999 AND 1998

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
MicroLan Systems, Inc.
"DBA" Madison Technology Group
New York, New York

     We have audited the accompanying balance sheets of MicroLan Systems, Inc. "DBA" Madison Technology Group as of December 31, 1999 and 1998 and the related statements of operations, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We have conducted our audits in accordance with generally accepted audited standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MicroLan Systems Inc. "DBA" Madison Technology Group as of December 31, 1999 and 1998, and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.


                                          /s/ Joel E. Sammet & Co.
                                          -------------------------------
                                          JOEL E. SAMMET & CO.
                                          Certified Public Accountants

New York, New York
February 14, 2000

                             MICROLAN SYSTEMS, INC.
                         "DBA" MADISON TECHNOLOGY GROUP

                                 BALANCE SHEETS
                           DECEMBER 31, 1999 AND 1998

                                                                 1999          1998
                                                              ----------    ----------
ASSETS
Current Assets
  Cash and cash equivalents (Note 3)........................  $   31,867    $   53,572
  Accounts receivable, less allowance for doubtful accounts
     of $33,008 and $40,149 (Note 2)........................   4,347,545     1,964,688
  Inventory (Note 2)........................................     462,145       278,747
  Due from related parties..................................           0        16,204
  Other current assets......................................      11,014         6,789
  Due from shareholders (Note 7)............................     550,000             0
                                                              ----------    ----------
          Total Current Assets..............................   5,402,571     2,320,000
                                                              ----------    ----------

Property and Other Assets
  Property and equipment (net of accumulated depreciation of
     $265,503 and $177,647).................................     357,958       238,509
  Other assets..............................................      51,263        30,000
                                                              ----------    ----------
          Total Property, Equipment and Other Assets........     409,221       268,509
                                                              ----------    ----------
          Total Assets......................................  $5,811,792    $2,588,509
                                                              ==========    ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
  Cash overdraft............................................  $   86,749    $        0
  Line of credit (Note 4)...................................   2,000,000       950,000
  Loans payable -- due to related parties (Note 5)..........     269,775       150,000
  Accounts payable..........................................   1,780,574       742,755
  Accrued purchases and expenses............................     316,720       390,000
  Legal settlement payable (Note 6).........................     550,000             0
  Other current liabilities (Note 2)........................     209,883             0
                                                              ----------    ----------
          Total Current Liabilities.........................   5,213,701     2,232,755
                                                              ----------    ----------

Shareholders' Equity
  Capital stock, 200 shares authorized 100 shares issued and
     outstanding............................................      20,863        20,863
  Additional paid-in capital (Note 7).......................     550,000             0
  Retained earnings.........................................      27,228       334,891
                                                              ----------    ----------
          Total Shareholders' Equity........................     598,091       355,754
                                                              ----------    ----------
          Total Liabilities and Shareholders' Equity........  $5,811,792    $2,588,509
                                                              ==========    ==========

See the Accompanying Independent Auditor's Report and Notes to Financial Statements.

                             MICROLAN SYSTEMS, INC.
                         "DBA" MADISON TECHNOLOGY GROUP

                            STATEMENT OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                 1999           1998
                                                              -----------    ----------
Revenue
  Hardware and software.....................................  $10,132,508    $3,794,190
  Service and delivery......................................    3,324,869     2,003,934
Cost of sales
  Hardware and software.....................................    8,276,675     2,619,991
  Service and delivery......................................    1,657,068     1,290,483
Selling, general and administrative expenses................    2,955,230     1,779,576
Extraordinary legal settlement..............................     (744,293)            0
                                                              -----------    ----------
Income (Loss) from operations...............................     (175,889)      108,074
Interest income.............................................        1,300         1,947
Interest expense............................................     (132,027)      (99,521)
                                                              -----------    ----------
Income (Loss) before income taxes...........................     (306,616)       10,500
Provision for State and City taxes..........................        1,047         7,581
                                                              -----------    ----------
Net Income (Loss)...........................................  $  (307,663)   $    2,919
                                                              ===========    ==========

See the Accompanying Independent Auditor's Report and Notes to Financial Statements.

                             MICROLAN SYSTEMS, INC.
                         "DBA" MADISON TECHNOLOGY GROUP

                       STATEMENT OF STOCKHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                          COMMON STOCK       ADDITIONAL
                                        -----------------     PAID-IN      RETAINED
                                        SHARES    AMOUNT      CAPITAL      EARNINGS       TOTAL
                                        ------    -------    ----------    ---------    ---------
BALANCES AS OF DECEMBER 31, 1997......   100      $20,863     $      0     $ 385,141    $ 406,004
Net income............................     0            0            0         2,919        2,919
Distribution to shareholders..........     0            0            0       (53,169)     (53,169)
                                         ---      -------     --------     ---------    ---------
BALANCES AS OF DECEMBER 31, 1998......   100       20,863            0       334,891      355,754
                                         ---      -------     --------     ---------    ---------
Net income............................                                      (307,663)    (307,663)
Additional paid-in capital............     0            0      550,000             0      550,000
                                         ---      -------     --------     ---------    ---------
BALANCES AS OF DECEMBER 31, 1999......   100      $20,863     $550,000     $  27,228    $ 598,091
                                         ===      =======     ========     =========    =========

See the Accompanying Independent Auditor's Report and Notes to Financial Statements.

                             MICROLAN SYSTEMS, INC.
                         "DBA" MADISON TECHNOLOGY GROUP

                            STATEMENT OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                 1999          1998
                                                              -----------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $  (307,663)   $   2,919
  Adjustments to reconcile net income to net cash used
     provided by operating activities:
     Provision for losses on accounts receivable............       43,865       59,490
     Depreciation...........................................       87,855       69,137
     (Increase) decrease in operating assets:
       Inventory............................................     (183,398)    (219,332)
       Accounts receivable..................................   (2,426,721)     349,329
       Due from related parties.............................       16,204      (12,088)
       Other current assets.................................       (4,225)      (6,302)
       Other assets.........................................      (21,263)      10,000
     Increase (decrease) in operating liabilities:
       Accounts payable.....................................    1,037,819     (294,957)
       Accrued purchases and expenses.......................      (73,280)     205,256
       Other current liabilities............................      209,883      (86,506)
       Legal settlement payable.............................      550,000            0
                                                              -----------    ---------
          Net Cash Provided (Used) By Operating
            Activities......................................   (1,070,924)      76,946
                                                              -----------    ---------
CASH FLOWS (USED BY) INVESTING ACTIVITIES:
  Purchase of computers, office equipment and leasehold
     improvements...........................................     (207,305)     (65,993)
                                                              -----------    ---------
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
  Proceeds from line of credit..............................    1,050,000      200,000
  Proceeds (payments) of loans from shareholders and related
     party..................................................      119,775      (90,539)
  Distribution to shareholders..............................            0      (53,169)
                                                              -----------    ---------
          Net Cash Provided By Financing Activities.........    1,169,775       56,292
                                                              -----------    ---------
Net increase (decrease) in cash.............................     (108,454)      67,245
Cash at January 1, 1999 and 1998............................       53,572      (13,673)
                                                              -----------    ---------
Cash at December 31, 1999 and 1998..........................  $   (54,882)   $  53,572
                                                              ===========    =========
Comprised of:
  Cash and checking (overdraft).............................  $   (86,749)   $  23,034
  Certificate of deposit....................................       31,867       30,538
                                                              -----------    ---------
Cash at December 31, 1999 and 1998..........................  $   (54,882)   $  53,572
                                                              ===========    =========
Supplemental Schedule of Non-Cash Investing and Financing
  Activities:
  Amounts due from shareholders for legal settlement........  $   550,000    $       0
                                                              ===========    =========

Cash paid for income taxes for the years ended December 31, 1999 and 1998 was $1,895 and $14,325, respectively. Cash paid for interest for the years ended December 31, 1999 and 1998 was $171,274 and $96,978, respectively.

See the Accompanying Independent Auditor's Report and Notes to Financial Statements.

                             MICROLAN SYSTEMS, INC.
                         "DBA" MADISON TECHNOLOGY GROUP

                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

NOTE 1  NATURE OF BUSINESS

     MicroLan Systems, Inc. doing business as Madison Technology Group (the "Company") installs, services and provides consultant, design and integration services for computer hardware systems, software systems and networks. The Company is an authorized dealer for Novell, Microsoft, Citrix, Cisco and various other major companies.

NOTE 2  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

     Revenue is recognized when products are shipped and training revenue is recognized when performed. Income from service contracts is recognized over the life of the contract on a pro rata basis. Losses on returns and contract costs are recorded when they occur.

INVENTORY

     Inventory consists primarily of hardware and software products and other related parts. It is valued at the lower of cost or market on a first-in, first-out basis. Market is current selling price.

PROPERTY AND EQUIPMENT

     Property and equipment are recorded at cost. The Company provides for depreciation by charges to operations based upon estimated useful lives of the assets using the straight-line method. Maintenance and repair costs are charged to expense when incurred.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

     The Company reflects accounts receivable at net realizable value. There is an allowance for doubtful accounts of $33,008 and $40,149 at December 31, 1999 and 1998, respectively.

INCOME TAXES

     The Company has elected under the Internal Revenue Service Code to be taxed as an S corporation which is also effective for state tax purposes. In lieu of corporate income taxes, the shareholders of an S corporation are taxed on their proportionate share of the company's taxable income. Therefore, no provision or liability for federal income tax has been included in the financial statements. However, state

See the Accompanying Independent Auditor's Report.

                             MICROLAN SYSTEMS, INC.
                         "DBA" MADISON TECHNOLOGY GROUP

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) and city taxes calculated at the greater of minimum, regular or alternative tax methods have been provided for in the financial statements.

DEFERRED SERVICE CONTRACT INCOME

     The Company sells service contracts which may cover a period of time of one year or more. At December 31, 1999 several service contracts were prepaid. Management determines deferred service contract income based upon the contract period. The amount of deferred service contract income is shown as other current liabilities.

NOTE 3  CASH AND CASH EQUIVALENTS

     Cash and cash equivalents include a certificate of deposit which represents an investment in a three month certificate of deposit, which is being held as collateral pursuant to the Company's line of credit arrangement (Note 4). The investment is shown at cost. At December 31, 1999 and 1998, the Company held a certificate of deposit of $31,867 and $30,538, respectively.

NOTE 4  LINE OF CREDIT

     The Company has a line of credit with a bank, which is in the form of a time secured loan maturing March 14, 2000. The loan is secured by eligible accounts receivable and a certificate of deposit held with the bank (see Note
3). The Company can borrow up to 70% of eligible accounts receivable (outstanding 90 days or less) up to $2,000,000 and $1,000,000 at December 31, 1999 and 1998, respectively. Interest is payable monthly at 1.50% over the bank's prime rate which amounted to 10.00% at December 31, 1999 and 1998. As of December 31, 1999 and 1998, outstanding borrowings under the line of credit are $2,000,000 and $950,000, respectively. Loans payable to shareholders are subordinated to this time secured loan.

NOTE 5  LOANS PAYABLE -- RELATED PARTIES

     Loans payable to shareholders and related parties consists of borrowings for working capital purposes and are summarized as follows:

                                                             DECEMBER 31,
                                                         --------------------
                                                           1999        1998
                                                         --------    --------
Shareholders...........................................  $150,000    $150,000
Related Parties --
  Madison Resources Consulting, Inc....................   100,940           0
  Madison Resources Consulting NJ, Inc.................    18,835           0
                                                         --------    --------
                                                         $269,775    $150,000
                                                         ========    ========

     Loans payable to shareholders are unsecured, bear interest at a rate of 8.5%, and are subordinated to the bank line of credit. Loans from related parties are unsecured and do not bear interest.

See the Accompanying Independent Auditor's Report.

                             MICROLAN SYSTEMS, INC.
                         "DBA" MADISON TECHNOLOGY GROUP

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6  LEGAL SETTLEMENT PAYABLE

     The Company agreed to pay a settlement in the amount of $550,000 relating to a lawsuit in which the plaintiff alledged that the Company took key employees away from the plaintiff by offering them positions. The payment of this settlement is personally guaranteed by the shareholders of the corporation. Additional capital has been contributed to the corporation to fund this liability. $250,000 was paid in early 2000.

NOTE 7  ADDITIONAL PAID IN CAPITAL

     The shareholders contributed additional capital of $550,000 for the purpose of funding the payment due on the legal settlement (Note 6). This contribution was still due to the corporation on December 31, 1999. $250,000 was contributed in early 2000.

NOTE 8  RELATED PARTY TRANSACTIONS

     During 1999 and 1998, the Company had transactions with affiliated companies, Madison Consulting Resources, Inc., a Company which is owned by the father of the shareholders of the Company and Madison Consulting Resources NJ, Inc. During 1999 and 1998, the Company shared office space with these affiliated companies, and charged overhead, primarily for rent and shared administrative salaries.

     Following is a summary of transactions and balances with these affiliated companies for 1999 and 1998:

                                                                1999        1998
                                                              --------    --------
Sales.......................................................  $ 46,794    $435,558
                                                              ========    ========
Outsourced labor expenses...................................  $285,352    $      0
                                                              ========    ========
Accounts receivable (included in the accompanying balance
  sheets)...................................................  $  1,108    $ 72,102
                                                              ========    ========
Due from affiliated company (included in the accompanying
  balance sheets)...........................................  $      0    $ 16,204
                                                              ========    ========
Account payable (included in the accompanying balance
  sheets)...................................................  $107,616    $      0
                                                              ========    ========
Due to affiliated company (included in the accompanying
  balance sheets)...........................................  $119,775    $      0
                                                              ========    ========
Overhead charged (included as a reduction to general and
  administrative expenses)
  Madison Consulting Resources, Inc.........................  $ 19,152    $202,912
  Madison Consulting Resources NJ, Inc......................    22,848      15,291
                                                              --------    --------
                                                              $ 42,000    $218,203
                                                              ========    ========

NOTE 9  LEASES

     The Company leases office space under an operating lease expiring in 2007. Total rental expense recorded in the financial statements under this office lease was $179,811 and $130,953 for 1999 and 1998, respectively.

See the Accompanying Independent Auditor's Report.

                             MICROLAN SYSTEMS, INC.
                         "DBA" MADISON TECHNOLOGY GROUP

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 9  LEASES (CONTINUED)
     Future minimum rental payments at December 31, 1999, under this operating lease is as follows:

Year ended December 31,
  2000......................................................  $  273,726
  2001......................................................     273,726
  2002......................................................     273,726
  2003......................................................     273,726
  2004......................................................     212,296
  Thereafter................................................     349,267
                                                              ----------
                                                              $1,656,467
                                                              ==========

     There is an informal agreement with an affiliated company, Madison Consulting Resources NJ, Inc. to share rent related to shared office space. In 1999, $51,614 of Madison Technology's lease payments were paid by this affiliate.

NOTE 10  INCOME TAXES

     Income tax expense for the years ended December 31, 1999 and 1998 is comprised of the following:

                                                              1999      1998
                                                             ------    ------
New York State franchise tax...............................  $  425    $  325
New York City corporation tax..............................     622     7,256
                                                             ------    ------
                                                             $1,047    $7,581
                                                             ======    ======

NOTE 11  PENSION PLAN

     The Company has adopted a qualified pension plan (the "Plan") under provisions of Section 401(k) of the Internal Revenue Code. Under the provisions of the Plan, each participant is able to defer a percentage of his compensation up to statutory maximums. The plan is administered by a professional retirement plan consulting firm and assets are held in trust in mutual funds run by a major insurance company. The Company has not made any contributions to the Plan for the years ending December 31, 1999 and 1998, respectively.

NOTE 12  CONCENTRATION OF CREDIT RISK

     Financial instruments, which potentially subject the Company to concentration of credit risk, consist principally of cash and cash equivalents and trade receivables. The Company places its cash with federally insured financial institutions and as of December 31, 1999 and 1998, the Company's balances do not exceed federally insured limits. Fair value of these financial instruments approximates their carrying values.

     Trade receivables are primarily short-term receivables which arise in the normal course of business. The Company generally does not require collateral, and all of its trade receivables are unsecured. At December 31, 1999, the Company had one customer which had an accounts receivable balance of approximately 15% of the total accounts receivable balance. There were no other customers that

See the Accompanying Independent Auditor's Report.

                             MICROLAN SYSTEMS, INC.
                         "DBA" MADISON TECHNOLOGY GROUP

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 12 CONCENTRATION OF CREDIT RISK (CONTINUED) individually had accounts receivable balances exceeding 10% of the total accounts receivable balance for the years ended December 31, 1999 and 1998, respectively.

NOTE 13  SUBSEQUENT EVENTS

     On February 1, 2000, MicroLan Systems, Inc., doing business as Madison Technology Group, as well as sister companies Madison Consulting Resources Inc. and Madison Consulting Resources of New Jersey (collectively "Madison"), entered into an agreement to sell all of their existing and outstanding shares to Futurelink Corp. ("Futurelink") Under the terms of the agreement, Futurelink will pay total consideration of $57.5 million consisting of $6.5 million in cash, $7.25 million in short term notes and 1.975 million common shares of Futurelink for 100% of Madison. The transaction is expected to close by February 29, 2000.

See the Accompanying Independent Auditor's Report.

                       MADISON CONSULTING RESOURCES, INC.
                           DECEMBER 31, 1999 AND 1998

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
Madison Consulting Resources, Inc.
New York, New York

     We have audited the accompanying balance sheets of Madison Consulting Resources, Inc. as of December 31, 1999 and 1998, and the related statements of income, shareholders equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We have conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. Our audits include examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audits also include assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Madison Consulting Resources, Inc. as of December 31, 1999 and 1998, and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.


                                          /s/ Joel E. Sammet & Co.
                                          -------------------------------
                                          JOEL E. SAMMET & CO.
                                          Certified Public Accountants

New York, New York
February 15, 2000

                       MADISON CONSULTING RESOURCES, INC.

                                 BALANCE SHEETS
                           DECEMBER 31, 1999 AND 1998

                                                                 1999          1998
                                                              ----------    ----------
ASSETS
Current Assets
  Cash......................................................  $    4,448    $   51,186
  Accounts receivable (less allowance for doubtful accounts
     of $10,000 at December 31, 1999) (Note 2)..............     695,473       620,914
  Due from affiliate (Note 6)...............................     100,940             0
  Due from related party (Note 4)...........................     738,225       672,238
  Prepaid expenses..........................................      11,512             0
  Other current assets......................................       1,713             0
                                                              ----------    ----------
          Total Current Assets..............................   1,552,311     1,344,338
  Other assets..............................................       1,185         7,000
                                                              ----------    ----------
          Total Assets......................................  $1,553,496    $1,351,338
                                                              ==========    ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
  Accounts payable and accrued expenses.....................  $  130,039    $  154,556
  Due to affiliate (Note 6).................................           0        16,204
  Line of credit (Note 3)...................................     900,000       785,000
  Income taxes payable......................................      12,801         1,028
                                                              ----------    ----------
          Total Current Liabilities.........................   1,042,840       956,788
Long-Term Liabilities
  Loan payable -- shareholder (Note 5)......................     437,400       437,400
                                                              ----------    ----------
          Total Liabilities.................................   1,480,240     1,394,188
                                                              ----------    ----------
Shareholders' Equity
  Capital stock -- 50 shares issued and outstanding.........      20,000        20,000
  Retained earnings (deficit)...............................      53,256       (62,850)
                                                              ----------    ----------
          Total Shareholders' Equity........................      73,256       (42,850)
                                                              ----------    ----------
          Total Liabilities and Shareholders' Equity........  $1,553,496    $1,351,338
                                                              ==========    ==========

See the Accompanying Independent Auditor's Report and Notes to Financial Statements.

                       MADISON CONSULTING RESOURCES, INC.

                              STATEMENTS OF INCOME
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                 1999          1998
                                                              ----------    ----------
Service revenues............................................  $3,725,665    $2,577,819
Cost of service revenues....................................   2,534,937     1,980,654
Selling, general and administrative expenses................   1,061,821       568,357
                                                              ----------    ----------
  Operating income before income taxes......................     128,907        28,808
Provision for state and city taxes..........................      12,801         1,028
                                                              ----------    ----------
Net income..................................................  $  116,106    $   27,780
                                                              ==========    ==========

See the Accompanying Independent Auditor's Report and Notes to Financial Statements.

                       MADISON CONSULTING RESOURCES, INC.

                       STATEMENT OF SHAREHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                        COMMON STOCK       RETAINED
                                                      -----------------    EARNINGS
                                                      SHARES    AMOUNT     (DEFICIT)     TOTAL
                                                      ------    -------    ---------    --------
BALANCES AS OF DECEMBER 31, 1997....................    50      $20,000    $(90,630)    $(70,630)
Net income..........................................     0            0      27,780       27,780
                                                        --      -------    --------     --------
BALANCES AS OF DECEMBER 31, 1998....................    50       20,000     (62,850)     (42,850)
Net income..........................................     0            0     116,106      116,106
                                                        --      -------    --------     --------
BALANCES AS OF DECEMBER 31, 1999....................    50      $20,000    $ 53,256     $ 73,256
                                                        ==      =======    ========     ========

See the Accompanying Independent Auditor's Report and Notes to Financial Statements.

                       MADISON CONSULTING RESOURCES, INC.

                            STATEMENT OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                1999         1998
                                                              ---------    ---------
CASH FLOW FROM OPERATING ACTIVITIES:
  Net income................................................  $ 116,106    $  27,780
  Adjustments to reconcile net income to net cash provided
     (used) by operating activities:
     Provision for losses on accounts receivable............     84,998            0
     (Increase) decrease in operating assets:
       Accounts receivable..................................   (159,557)    (370,062)
       Due from affiliate...................................   (100,940)           0
       Prepaid expenses.....................................    (11,512)           0
       Other current assets.................................     (1,713)           0
       Other assets.........................................      5,815       (7,000)
     Increase (decrease) in operating liabilities:
       Accounts payable and accrued expenses................    (24,517)      35,089
       Due to affiliate.....................................    (16,204)      12,088
       Income taxes payable.................................     11,773        1,028
                                                              ---------    ---------
          Net Cash Provided (Used) By Operating
            Activities......................................    (95,751)    (301,077)
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from line of credit..........................    115,000      785,000
  Amounts received on loans from shareholder................          0      187,400
  Payments on loans due from related party..................    (65,987)    (672,238)
                                                              ---------    ---------
          Net Cash Provided By Financing Activities.........     49,013      300,162
                                                              ---------    ---------
Net increase (decrease) in cash.............................    (46,738)        (915)
Cash at January 1, 1999 and 1998............................     51,186       52,101
                                                              ---------    ---------
Cash at December 31, 1999 and 1998..........................  $   4,448    $  51,186
                                                              =========    =========

Cash paid for income taxes for the years ended December 31, 1999 and 1998 was $1,028 and $625, respectively. Cash paid for interest for the years ended December 31, 1999 and 1998 was $79,106 and $17,865, respectively.

See the Accompanying Independent Auditor's Report and Notes to Financial Statements.

                       MADISON CONSULTING RESOURCES, INC.

                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

NOTE 1  NATURE OF BUSINESS

     Madison Consulting Resources, Inc. (the "Company") was formed in 1997 and is a provider of information technology through placement of computer consultants on a temporary and permanent basis to Fortune 1000 companies.

NOTE 2  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

     Revenue is recognized from the temporary placement of computer consultants as services are performed. Permanent placement revenues are recognized when computer consultants are placed. Losses on allowances and permanent placement revenues are recorded when they occur.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

     The Company reflects accounts receivable at net realizable value. There is an allowance for doubtful accounts at December 31, 1999 of $10,000. There is no allowance for doubtful accounts at December 31, 1998.

INCOME TAXES

     The Company has elected under the Internal Revenue Service Code to be taxed as an S corporation, which is also effective for state tax purposes. In lieu of corporate income taxes, the shareholders of an S corporation are taxed on their proportionate share of the company's taxable income. Therefore, no provision or liability for federal income tax has been included in the financial statements. However, state and city taxes calculated at the greater of minimum, regular or alternative tax methods have been provided for in the financial statements.

NOTE 3  LINE OF CREDIT

     The Company has a line of credit with a bank, which is in the form of a time secured loan maturing March 14, 2000. The loan is secured by eligible accounts receivable. The Company can borrow up to 80% of eligible accounts receivable (outstanding 90 days or less) up to $2,000,000 and $1,000,000 at December 31, 1999 and 1998, respectively. Interest is payable monthly at 1.50% over the bank's prime rate which amounted to 10.00% at December 31, 1999 and 1998. As of December 31, 1999 and 1998, outstanding borrowings under the line of credit was $900,000 and $785,000, respectively. Loan payable to shareholder is subordinated to this time secured loan.

See the Accompanying Independent Auditor's Report.

                       MADISON CONSULTING RESOURCES, INC.

NOTE 4  DUE FROM RELATED PARTY

     During 1999 and 1998, the Company had transactions with an affiliated company, Madison Consulting Resources NJ, Inc. ("MCR NJ") a company which is majority owned by the sole shareholder of the Company. During 1999 and 1998, the Company shared office expenses with MCR NJ, and charged it for common office and administrative expenses paid for or incurred by the Company primarily based on an allocation of monthly sales or outstanding accounts receivable balances. In addition, the Company charged MCR NJ $120,000 for management services for the year ended December 31, 1998.

     The Company also loaned MCR NJ amounts for working capital purposes. At December 31, 1999 and 1998, the Company had balances due from MCR NJ in the amount of $738,225 and $672,238, respectively.

NOTE 5  LOAN PAYABLE -- SHAREHOLDER

     Loan payable to shareholder consists of borrowings for working capital purposes and amounted to $437,400 at December 31, 1999 and 1998.

     Loan payable to shareholder is unsecured and is subordinated to the bank line of credit.

NOTE 6  RELATED PARTY TRANSACTIONS

     During 1999 and 1998, the Company had transactions with an affiliated company, MicroLan Systems, Inc. DBA Madison Technology Group, a company which is owned by the sons of the sole shareholder of the Company. During 1999 and 1998, the Company shared office space with this affiliated company, and was charged for overhead, primarily for rent and shared administrative salaries.

     Following is a summary of transactions and balances with this affiliated company for 1999 and 1998:

                                                                1999        1998
                                                              --------    --------
Sales.......................................................  $285,352    $      0
                                                              ========    ========
Purchase of computer consultants labor (included in cost of
  sales)....................................................  $ 46,784    $435,558
                                                              ========    ========
Accounts receivable (included in the accompanying balance
  sheets)...................................................  $107,616    $      0
                                                              ========    ========
Due from affiliated company (included in the accompanying
  balance sheets)...........................................  $100,940    $      0
                                                              ========    ========
Accounts payable (included in the accompanying balance
  sheets)...................................................  $  1,108    $ 72,102
                                                              ========    ========
Due to affiliated company (included in the accompanying
  balance sheets)...........................................  $      0    $ 16,204
                                                              ========    ========
Overhead charged, reduced by $22,848 and $15,291 in 1999 and
  1998, respectively, for amounts allocated to MCR NJ
  (included in general and administrative expenses).........  $ 19,152    $202,912
                                                              ========    ========

NOTE 7  CONCENTRATION OF CREDIT RISK

     Financial instruments, which potentially subject the Company to concentration of credit risk, consist principally of cash and cash equivalents and trade receivables. The Company places its cash with federally insured financial institutions and as of December 31, 1999 and 1998, the Company's balances do not exceed federally insured limits. Fair value of these financial instruments approximates their carrying values.

See the Accompanying Independent Auditor's Report.

                       MADISON CONSULTING RESOURCES, INC.

NOTE 7  CONCENTRATION OF CREDIT RISK (CONTINUED)
     Trade receivables are primarily short-term receivables which arise in the normal course of business. The Company generally does not require collateral, and all of its trade receivables are unsecured. At December 31, 1999, approximately 38% of the Company's trade receivables were represented by two customers, with one customer representing approximately 22% of the outstanding trade receivable balance. At December 31, 1998, approximately 38% of the Company's trade receivables were represented by two customers, with one customer representing approximately 25% of the outstanding trade receivable balance. There were no other customers that individually had accounts receivable balances exceeding 10% of the total accounts receivable balance for the year ended December 31, 1999 and 1998, respectively.

NOTE 8  SUBSEQUENT EVENTS

     On February 1, 2000, MicroLan Systems, Inc., doing business as Madison Technology Group, as well as sister companies Madison Consulting Resources Inc. and Madison Consulting Resources of New Jersey (collectively "Madison"), entered into an agreement to sell all of their existing and outstanding shares to Futurelink Corp. ("Futurelink") Under the terms of the agreement, Futurelink will pay total consideration of $57.5 million consisting of $6.5 million in cash, $7.25 million in short term notes and 1.975 million common shares of Futurelink for 100% of Madison. The transaction is expected to close by February 29, 2000.

See the Accompanying Independent Auditor's Report.

                     MADISON CONSULTING RESOURCES NJ, INC.
                           DECEMBER 31, 1999 AND 1998

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
Madison Consulting Resources NJ, Inc.
New York, New York

     We have audited the accompanying balance sheets of Madison Consulting Resources NJ, Inc. as of December 31, 1999 and 1998, and the related statements of income, shareholders' equity and cash flows for the year then ended and for the period from inception January 22, 1998 to December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We have conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Madison Consulting Resources NJ, Inc. as of December 31, 1999 and 1998, and the results of its operations and cash flows for the year and the initial period then ended in conformity with generally accepted accounting principles.


                                          /s/ Joel E. Sammet & Co.
                                          -------------------------------
                                          JOEL E. SAMMET & CO.
                                          Certified Public Accountants

New York, New York
February 15, 2000

                     MADISON CONSULTING RESOURCES NJ, INC.

                                 BALANCE SHEETS
                           DECEMBER 31, 1999 AND 1998

                                                                 1999         1998
                                                              ----------    --------
ASSETS
Current Assets
  Cash......................................................  $    3,442    $ 43,320
  Accounts receivable -- trade (less allowance for doubtful
     accounts of $10,000 at December 31, 1999)..............   1,159,172     670,738
  Loan receivable -- shareholder............................      25,500       8,000
  Due from affiliate (Note 4)...............................      18,835           0
  Prepaid expenses..........................................      22,447           0
  Other current assets......................................         305           0
                                                              ----------    --------
          Total Current Assets..............................   1,229,701     722,058
                                                              ----------    --------
Property and Other Assets
  Property and equipment (net of accumulated depreciation of
     $11,772)...............................................      52,347           0
  Other assets..............................................         442           0
                                                              ----------    --------
          Total Property, Equipment and Other Assets........      52,789           0
                                                              ----------    --------
          Total Assets......................................  $1,282,490    $722,058
                                                              ==========    ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
  Accounts payable and accrued expenses.....................  $  263,460    $  7,920
  Loan payable -- shareholder...............................       5,000           0
  Income taxes payable......................................       4,796         200
  Due to related party (Note 3).............................     738,225     672,238
                                                              ----------    --------
          Total Current Liabilities.........................   1,011,481     680,358
                                                              ----------    --------
Shareholders' Equity
  Capital stock -- 200 shares issued and outstanding........      20,000      20,000
  Retained earnings.........................................     251,009      21,700
                                                              ----------    --------
          Total Shareholders' Equity........................     271,009      41,700
                                                              ----------    --------
          Total Liabilities and Shareholders' Equity........  $1,282,490    $722,058
                                                              ==========    ========

See the Accompanying Independent Auditor's Report and Notes to Financial Statements.

                     MADISON CONSULTING RESOURCES NJ, INC.

                              STATEMENTS OF INCOME
              FOR THE YEAR ENDED DECEMBER 31, 1999 AND THE PERIOD
              FROM INCEPTION JANUARY 22, 1998 TO DECEMBER 31, 1998

                                                                 1999          1998
                                                              ----------    ----------
Service revenues............................................  $6,404,652    $2,512,757
Cost of service revenues....................................   4,765,283     1,850,451
Selling, general and administrative expenses................   1,405,064       640,406
                                                              ----------    ----------
  Income before income taxes................................     234,305        21,900
Provision for state taxes...................................       4,996           200
                                                              ----------    ----------
Net income..................................................  $  229,309    $   21,700
                                                              ==========    ==========

See the Accompanying Independent Auditor's Report and Notes to Financial Statements.

                     MADISON CONSULTING RESOURCES NJ, INC.

                       STATEMENT OF SHAREHOLDERS' EQUITY
              FOR THE YEAR ENDED DECEMBER 31, 1999 AND THE PERIOD
              FROM INCEPTION JANUARY 22, 1998 TO DECEMBER 31, 1998

                                                        COMMON STOCK
                                                      -----------------    RETAINED
                                                      SHARES    AMOUNT     EARNINGS     TOTAL
                                                      ------    -------    --------    --------
Common stock issued.................................   200      $20,000    $      0    $ 20,000
Net income..........................................     0            0      21,700      21,700
                                                       ---      -------    --------    --------
BALANCES AS OF DECEMBER 31, 1998....................   200       20,000      21,700      41,700
Net income..........................................     0            0     229,309     229,309
                                                       ---      -------    --------    --------
BALANCES AS OF DECEMBER 31, 1999....................   200      $20,000    $251,009    $271,009
                                                       ===      =======    ========    ========

See the Accompanying Independent Auditor's Report and Notes to Financial Statements.

                     MADISON CONSULTING RESOURCES NJ, INC.

                            STATEMENT OF CASH FLOWS
              FOR THE YEAR ENDED DECEMBER 31, 1998 AND THE PERIOD
              FROM INCEPTION JANUARY 22, 1998 TO DECEMBER 31, 1998

                                                                1999         1998
                                                              ---------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $ 229,309    $  21,700
  Adjustments to reconcile net income to net cash provided
     (used) by operating activities:
     Provision for losses on accounts receivable............     13,923            0
     Depreciation...........................................     11,772            0
     (Increase) decrease in operating assets:
       Accounts receivable..................................   (502,357)    (670,738)
       Due from affiliate...................................    (18,835)           0
       Prepaid expenses.....................................    (22,447)           0
       Other current assets.................................       (305)           0
       Other assets.........................................       (442)           0
     Increase (decrease) in operating liabilities:
       Accounts payable and accrued expenses................    255,540        7,920
       Income taxes payable.................................      4,596          200
                                                              ---------    ---------
          Net Cash Provided (Used) By Operating
            Activities......................................    (29,246)    (640,918)
CASH FLOWS (USED BY) INVESTING ACTIVITIES:
  Purchase of computers, office equipment and furniture and
     fixtures...............................................    (64,119)           0
                                                              ---------    ---------
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
  Payments on loan receivable to shareholder................    (17,500)      (8,000)
  Amounts received from loan payable to shareholder.........      5,000            0
  Amounts received on loan payable to related party.........     65,987      672,238
  Proceeds from issuance of capital stock...................          0       20,000
                                                              ---------    ---------
          Net Cash Provided By Financing Activities.........     53,487      684,238
                                                              ---------    ---------
Net increase (decrease) in cash.............................    (39,878)      43,320
Cash at January 1, 1999 and 1998............................     43,320            0
                                                              ---------    ---------
Cash at December 31, 1999 and 1998..........................  $   3,442    $  43,320
                                                              =========    =========

Cash paid for income taxes for the years ended December 31, 1999 and 1998 was $400 and $-0-, respectively. Cash paid for interest for the years ended December 31, 1999 and 1998 was $96,958 and $-0-, respectively.

See the Accompanying Independent Auditor's Report and Notes to Financial Statements.

                     MADISON CONSULTING RESOURCES NJ, INC.

                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

NOTE 1  NATURE OF BUSINESS

     Madison Consulting Resources NJ, Inc. (the "Company") was formed in 1998 and is a top provider of information technology through placement of computer consultants on a temporary and permanent basis to Fortune 1000 companies.

NOTE 2  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

     Revenue is recognized from the temporary placement of computer consultants as services are performed. Permanent placement revenues are recognized when computer consultants are placed. Losses on allowances and permanent placement revenues are recorded when they occur.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

     The Company reflects accounts receivable at net realizable value. There is an allowance for doubtful accounts at December 31, 1999 of $10,000. There is no allowance for doubtful accounts at December 31, 1998.

INCOME TAXES

     The Company has elected under the Internal Revenue Service Code to be taxed as an S corporation. In lieu of corporate income taxes, the shareholders of an S corporation are taxed on their proportionate share of the company's taxable income. Therefore, no provision or liability for federal income tax has been included in the financial statements. However, state taxes calculated at the greater of minimum, regular or alternative tax methods have been provided for in the financial statements.

NOTE 3  DUE TO RELATED PARTY

     During 1999 and 1998, the Company had transactions with an affiliated company, Madison Consulting Resources, Inc. ("MCR"), a company which is owned by the majority shareholder of the Company. During 1999 and 1998, the Company shared office expenses with MCR, and was charged for common office and administrative expenses paid or incurred by MCR primarily based on an allocation of monthly sales or outstanding accounts receivable balances. In addition, MCR charged the Company $120,000 for management services for the year ended December 31, 1998.

     The Company also had borrowings from MCR for working capital purposes. At December 31, 1999 and 1998, the Company had balances due to MCR in the amount of $738,225 and $672,238, respectively.

See the Accompanying Independent Auditor's Report.

                     MADISON CONSULTING RESOURCES NJ, INC.

NOTE 4  RELATED PARTY TRANSACTIONS

     During 1999 and 1998, the Company was allocated with overhead charges by MCR from an affiliated company, MicroLan Systems, Inc. DBA Madison Technology Group, a company which is owned by the sons of the majority shareholder of the Company. For the year ending December 31, 1999 and 1998, overhead allocated by MCR from this affiliate amounted to $22,848 and $15,291, respectively, and is included in general and administrative expenses in the accompanying statements of income.

     At December 31, 1999, the Company had a balance due from this affiliated company in the amount of $18,835.

NOTE 5  CONCENTRATION OF CREDIT RISK

     Financial instruments, which potentially subject the Company to concentration of credit risk, consist principally of cash and cash equivalents and trade receivables. The Company places its cash with federally insured financial institutions and as of December 31, 1999 and 1998, the Company's balances do not exceed federally insured limits. Fair value of these financial instruments approximates their carrying values.

     Trade receivables are primarily short-term receivables which arise in the normal course of business. The Company generally does not require collateral, and all of its trade receivables are unsecured. At December 31, 1999, approximately 70% of the Company's trade receivables were represented by two customers, with one customer representing approximately 52% of the outstanding trade receivable balance. At December 31, 1998, approximately 75% of the Company's trade receivables were represented by three customers, with one customer representing approximately 40% of the outstanding trade receivable balance. There were no other customers that individually had accounts receivable balances exceeding 10% of the total accounts receivable balance for the year ended December 31, 1999 and 1998, respectively.

NOTE 6  SUBSEQUENT EVENTS

     On February 1, 2000, MicroLan Systems, Inc., doing business as Madison Technology Group, as well as sister companies Madison Consulting Resources Inc. and Madison Consulting Resources of New Jersey (collectively "Madison"), entered into an agreement to sell all of their existing and outstanding shares to Futurelink Corp. ("Futurelink") Under the terms of the agreement, Futurelink will pay total consideration of $57.5 million consisting of $6.5 million in cash, $7.25 million in short term notes and 1.975 million common shares of Futurelink for 100% of Madison. The transaction is expected to close by February 29, 2000.

See the Accompanying Independent Auditor's Report.